JOHN HANCOCK FUNDS II	JOHN HANCOCK INVESTMENT TRUST
JOHN HANCOCK FUNDS III	JOHN HANCOCK INVESTMENT TRUST II
JOHN HANCOCK CAPITAL SERIES	JOHN HANCOCK INVESTMENT TRUST III
JOHN HANCOCK CURRENT INTEREST

Supplement dated October 1, 2016 to the current Prospectus, as may be supplemented

Effective October 1, 2016, the following information in the “Your Account” section under the heading “Class A” in “CHOOSING A SHARE CLASS” or “CHOOSING AN ELIGIBLE SHARE CLASS”, as the case may be, is amended and restated as follows:

Class A shares are not available to group retirement plans that do not currently hold Class A shares of the fund and that are eligible to invest in Class I shares or any of the R share classes, except as provided below. Such group retirement plans generally include, but are not limited to, defined benefit plans, 401(k) plans, 457 plans, 403(b)(7) plans, pension and profit-sharing plans, and nonqualified deferred compensation plans. Individual retirement accounts (IRAs), Roth IRAs, SIMPLE IRAs, individual (“solo” or “single”) 401(k) plans, individual profit sharing plans, individual 403(b) plans, individual defined benefit plans, simplified employee pensions (SEPs), SAR-SEPs, 529 tuition programs and Coverdell Educational Savings Accounts are not considered group retirement plans and are not subject to this restriction on the purchase of Class A shares.

Investment in Class A shares by such group retirement plans will be permitted in the following circumstances:

▪       The plan currently holds assets in Class A shares of the fund or any John Hancock fund;

▪        Class A shares of the fund or any other John Hancock fund were established as an investment option under the plan prior to January 1, 2013, and the fund’s representatives have agreed that the plan may invest in Class A shares after that date; and

▪        Class A shares of the fund or any other John Hancock fund were established as a part of an investment model prior to January 1, 2013, and the fund’s representatives have agreed that plans utilizing such model may invest in Class A shares after that date.

Effective October 1, 2016, the ninth bulleted paragraph in the “Your Account” section under the heading “Waivers for certain investors” in “SALES CHARGE REDUCTIONS AND WAIVERS” is amended and restated as follows:

  Participants in certain group retirement plans that are eligible and permitted to purchase Class A shares as described in the “Choosing a share class” or “Choosing an eligible share class”, as the case may be, section above. This waiver is contingent upon the group retirement plan being in a recordkeeping arrangement and does not apply to group retirement plans transacting business with the fund through a brokerage relationship in which sales charges are customarily imposed. In addition, this waiver does not apply to a group retirement plan that leaves its current recordkeeping arrangement and subsequently transacts business with the fund through a brokerage relationship in which sales charges are customarily imposed. Whether a sales charge waiver is available to your group retirement plan through its record keeper depends upon the policies and procedures of your intermediary. Please consult your financial advisor for further information

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

JOHN HANCOCK FUNDS II	JOHN HANCOCK INVESTMENT TRUST
JOHN HANCOCK FUNDS III	JOHN HANCOCK INVESTMENT TRUST II
JOHN HANCOCK CAPITAL SERIES	JOHN HANCOCK INVESTMENT TRUST III
JOHN HANCOCK CURRENT INTEREST

Supplement dated October 1, 2016 to the current Statement of Additional Information, as may be supplemented (the “SAI”)

Effective October 1, 2016, Footnotes 3 and 6 under the “First Year Broker or Other Selling Firm Compensation” chart in the “SALES COMPENSATION” section of the SAI are amended and restated as follows:

(3) For Class A, Class B and Class C shares, the Selling Firm receives Rule 12b-1 fees in the first year as a percentage of the amount invested and after the first year as a percentage of average daily net eligible assets. Monthly payments are made in arrears. In certain circumstances, Rule 12b-1 fees are paid in the first year as a percentage of average daily net eligible assets. This compensation applies to the following: Selling Firms with a fee-based/WRAP program agreement with the Distributor, certain retirement platforms, and Selling Firms that roll over assets from a terminated participant’s qualified plan, which is funded by certain John Hancock group annuity contracts, to a John Hancock custodial IRA or John Hancock custodial Roth IRA investing in John Hancock funds. Monthly payments are made in arrears.

(6) Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges.

AND;

Effective October 1, 2016, the following last bulleted paragraph in the section “INITIAL SALES CHARGE ON CLASS A SHARES” under “Without sales charge” is deleted in its entirety:

  Participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account that are currently invested in Class A shares of John Hancock funds. Each of these employees may purchase Class A shares with no initial sales charge, if the plan sponsor notifies Signature Services of the number of employees at the time the account is established. However, if all shares are redeemed within 12 months of the inception of the plan and a commission or finder‘s fee was paid, a 1.00% CDSC will be imposed.

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.